                                                                   EXHIBIT 10(J)

                           SCIENTIFIC-ATLANTA, INC.
                            SUPPLEMENTAL EXECUTIVE
                                RETIREMENT PLAN



                                           Amended and Restated on June 14, 2000

                           SCIENTIFIC-ATLANTA, INC.
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                   PREAMBLE
                                   --------


     This Scientific-Atlanta, Inc. Supplemental Executive Retirement Plan is designed to provide supplemental retirement benefits to certain key executive employees of Scientific-Atlanta, Inc. and its subsidiaries (the "Company"). This Plan is not intended to qualify under Section 401(a) of the Internal Revenue Code, but is an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. The Plan constitutes an unfunded, unsecured contractual obligation of the Company to pay certain retirement benefits to Participants out of the general assets of the Company.

                                   ARTICLE I

                                  DEFINITIONS

     For purposes of this Plan, each term defined below, when capitalized, shall have the meaning specified below:

     1.1 "Accrue" shall mean the rate at which the benefits under this Plan are credited to a Participant. Benefits which Accrue under this Plan do not Vest in the employee except as provided in Section 3.3 and Articles VII and VIII hereof.

     1.2 "Accrued Benefit" shall mean that percentage of a Participant's Final Average Earnings which has Accrued pursuant to Section 3 hereof, as determined from time to time. Accrued Benefits are not earned by or payable to a Participant unless such Benefits have Vested as provided in Section 3.3 and Articles VII and VIII hereof.

     1.3  "Cause" shall have the meaning set forth in Section 1.17.

     1.4 "Change in Control" shall have the meaning set forth in Section 8.4 hereof.

     1.5 "Committee" shall mean the Human Resources and Compensation Committee of the Board of Directors of Scientific-Atlanta, Inc.

     1.6 "Company" shall mean Scientific-Atlanta, Inc. and any of its majority-owned subsidiaries.

     1.7 "Compensation" shall mean a Participant's base salary and any bonus payments received by the Participant pursuant to the Scientific-Atlanta, Inc. Annual Incentive Plan and the Senior Officer Annual Incentive Plan. Compensation shall include any amounts deferred under

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the Scientific-Atlanta, Inc. Executive Deferred Compensation Plan. The year that such deferred amounts will be included in compensation for purposes of this Plan will be the year in which the amount would have been paid but for the deferral election.

     1.8 "Continuous Service" shall mean the period of time during which a Participant is continuously employed by the Company. A Participant shall be credited with a month of Continuous Service if he or she is employed by the Company on any day during a calendar month. In addition, if an employee is re-employed by the Company after a break in service, the employee's prior service shall be treated as Continuous Service if the break in service was less than twelve (12) months or if service prior to the break was of a longer duration than the break in service.

     1.9 "Early Retirement Date" shall mean either (a) the first day of the calendar month in which a Participant is at least fifty-five (55) years of age and has completed ten (10) years of Continuous Service, or (b) the first day of the calendar month in which the Participant is at least sixty (60) years of age, regardless of years of service.

     1.10 "Eligible Employee" shall have the meaning set forth in Section 2.1

     1.11 (a)       "Final Average Earnings" shall mean the average annual
Compensation of a Participant for each of the three (3) calendar years in which such Compensation was the highest during each of the ten (10) calendar years preceding and including the calendar year in which the date of the Participant's retirement, death or termination of employment occurs.

          (b) If a Change of Control occurs (as defined in Article VIII), the following special rules shall apply to the calculation of "Final Average Earnings," but only if using these special rules results in a benefit to the Participant which is greater than the benefit calculated using the regular calculation set forth in 1.11(a) above.


          (i) Annual Compensation for any calendar year during which the Participant was employed for less than the full calendar year shall be the greater of:

                    (A) the Participant's actual Compensation (as determined under Section 1.7) for such partial calendar year of employment, or

                    (B) the Participant's annualized base salary and target incentive compensation, as determined by the Company, that is in effect during such partial calendar year of employment.

          (ii) For a Participant who has been re-employed for less than three (3) full calendar years after a break in service, Compensation shall be computed using the annual Compensation for only the full calendar years and partial calendar years (calculated in accordance with subsection (a) above) since re-employment, unless inclusion of Compensation for one or more full or partial calendar years from the period of prior employment that fall within the ten (10) calendar years preceding and including the calendar year in which the date of the

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Participant's retirement, death or termination of employment occurs would result in a higher Final Average Earnings.


     1.12 "Normal Retirement Date" shall mean the first day of the calendar month in which a Participant is at least sixty-five (65) years of age and has completed ten (10) years of Continuous Service.

     1.13 "Participant" shall mean any Eligible Employee selected to participate in the Plan pursuant to Section 2.2 hereof.

     1.14 "Plan" shall mean the Scientific-Atlanta, Inc. Supplemental Executive Retirement Plan, as it may be amended from time to time.

     1.15 "Reduced Retirement Benefit" shall have the meaning set forth in
Section 4.2.

     1.16 "Reduced Service Period" shall mean, in the case of a Participant who is first employed by the Company after the first day of the month in which the Participant attains forty-five (45) years of age, the period between the first day of the calendar month during which the Participant's employment commences and the first day of the calendar month during which the Participant would attain age sixty-five (65), provided, however, that if the Participant is fifty-
                            --------  -------
five years of age or older at the date of his employment, the Reduced Service Period shall mean the ten (10) year period commencing on the first day of the calendar month during which the Participant's employment commences.

     1.17 "retire" or "retirement" shall include any voluntary termination of the Participant's employment by the Participant or any involuntary termination of the Participant's employment by the Company without "Cause." For purposes of this Plan, a termination for "Cause" is a termination evidenced by a resolution adopted in good faith by two-thirds (2/3) of the Board of Directors of the Company that the Participant (i) has been convicted of a felony, or (ii) has engaged in conduct which constitutes (A) willful neglect in carrying out his duties to the Company or (B) willful misconduct, in either case which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however, that no termination of the Participant's employment shall be
--------  -------
for Cause as set forth in clause (ii) above until (x) there shall have been delivered to the Participant a copy of the written notice setting forth that the Participant was guilty of the conduct set forth in clause (ii) and specifying the particulars thereof in detail, and (y) the Participant shall have been provided an opportunity to be heard by the Board (with the assistance of the Participant's counsel if the Participant so desires). No act, or failure to act, on the Participant's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that this action or failure to act was in the best interest of the Company. Notwithstanding anything contained in this Plan to the contrary, no benefits shall be paid under this Plan to any Participant when such Participant's employment is terminated by the Company for Cause.

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     1.18 "Vest" shall mean that the benefits Accrued under this Plan for a
Participant are payable to the Participant at the times and in the amounts provided for herein. Benefits under this Plan Vest only as provided in Section
3.3 and Articles VII and VIII hereof.

                                  ARTICLE II

                                 PARTICIPATION

     2.1  Eligible Employees.
          ------------------

          The class of eligible employees from which Participants may be selected is limited to officers, both elected and appointed, and other key executives of the Company ("Eligible Employees").

     2.2  Selection of Participants.
          -------------------------

          From time to time, the Committee shall select from among the class of Eligible Employees one or more individuals for admission to the Plan. The Committee's determinations shall be made in its sole discretion and shall be conclusive and binding on all persons. The Committee shall notify in writing each Participant of his or her selection as a Participant.

                                  ARTICLE III

                         BENEFIT ACCRUALS AND VESTING

     3.1  General.
          -------

          Except as provided in Sections 3.2 and 4.2 hereof, benefits shall Accrue under this Plan at an annual rate of three and one-half percent (3 1/2%) of Final Average Earnings for each of the Participant's first ten (10) years (or partial years computed on a monthly basis (expressed in decimal form)) of Continuous Service and at an annual rate of one and one-half percent (1 1/2%) of Final Average Earnings for each of the next ten (10) years (or partial years computed on a monthly basis (expressed in decimal form)) of Continuous Service. The maximum Accrued Benefit to which a Participant may be entitled under the Plan shall be equal to fifty percent (50%) of the Participant's Final Average Earnings.

     3.2  Reduced Service Period.
          ----------------------

          In the event a Participant is first employed by the Company after the first day of the month in which the Participant attains the age of forty-five
(45) years, benefits shall Accrue under this Plan over the Participant's Reduced Service Period as follows:

          (a) For each full or partial year of Continuous Service during the first half of the Reduced Service Period, benefits shall Accrue under this Plan at an annual rate determined by dividing thirty-five percent (35%) of Final Average Earnings by one-half ( 1/2) of the number of

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years (including any partial year computed on a monthly basis (expressed in decimal form)) contained in the Reduced Service Period; and

          (b) For each full or partial year of Continuous Service during the second half of the Reduced Service Period, benefits shall Accrue under this Plan at an annual rate determined by dividing fifteen percent (15%) of Final Average Earnings by one-half ( 1/2) of the number of years (including any partial year computed on a monthly basis (expressed in decimal form)) contained in the Reduced Service Period.

     3.3  Vesting.
          -------

          A Participant shall Vest in his or her Accrued Benefit hereunder on the earlier of the completion of ten (10) years of Continuous Service or the attainment of age sixty (60), regardless of service, provided, however, that an Eligible Employee who is selected by the Committee to be a Participant in the Plan on or after August 1, 1999, and who has been re-employed after having a break in service, shall not Vest in his or her Accrued Benefit if he or she either voluntarily terminates employment or is involuntarily terminated for Cause within three (3) years after being re-employed, unless such Participant has attained age sixty (60) prior to voluntary termination. Notwithstanding the foregoing, nothing in this Article 3.3 shall override or supercede the vesting provisions set forth in Articles VII and VIII hereof. Also notwithstanding the foregoing, a Participant who (a) terminates employment with the Company prior to completing ten (10) years of Continuous Service and (b) has not vested in any of his or her Accrued Benefit as a result of a Change in Control, shall be vested in an amount equal to the benefit he or she would be entitled to receive if he or she had participated in the Scientific-Atlanta, Inc. Restoration Retirement Plan during the period he or she was a Participant in this Plan.

                                  ARTICLE IV

                              RETIREMENT BENEFITS

     4.1  Normal Retirement.
          ------------------

          A Participant who retires from the Company on or after his or her Normal Retirement Date shall be entitled to receive an annual retirement benefit (the "Normal Retirement Benefit") for life, equal to the excess of:

          (a) the Participant's Accrued Benefits determined under Sections 3.1 or 3.2 hereof; over

          (b)  the sum of:

               (i) the annual retirement benefits payable to the Participant as a life annuity pursuant to the defined benefit retirement plan of the Company (as such plan might be amended, supplemented or superseded from time to time) which is the actuarial equivalent (as defined in Section 5.3) of such Participant's Pension Equity Account as defined in such plan;

               (ii) the annual retirement benefits payable to the Participant pursuant to any employer-funded defined benefit plan maintained by a prior employer of the Participant, assuming that such benefits are payable in the form of a single life annuity for the life of the Participant; and

               (iii) the Participant's annual primary insurance amount under the Federal Social Security Act as in effect on the Participant's Normal Retirement Date or, if applicable, his date of death. In determining such amount under
Section 4.2 below for a Participant who severs from service prior to his Normal Retirement Date, it shall be assumed that the Participant will continue to receive, until his Normal Retirement Date, annual compensation (which would be treated as wages for purposes of the Federal Social Security Act) at the same rate which is in effect immediately prior to his termination of employment.

     4.2  Early Retirement.
          ----------------

          (a) A Participant who retires from the Company on or after his or her Early Retirement Date but prior to his or her Normal Retirement Date shall be entitled to receive his or her Normal Retirement Benefit commencing on the date of his or her retirement; provided, however, that such date of commencement may,
                          --------  -------
at the election of the Participant pursuant to Section 4.3 (or, if the Participant has not made an election, at the election of the Committee), be deferred to the date that the Participant attains age sixty (60). If the Participant retires prior to age sixty (60) and begins to receive benefits under this Plan prior to age sixty (60), such Participant shall be entitled to receive only a Reduced Retirement Benefit (determined as hereinafter provided) commencing at his or her date of retirement. "Reduced Retirement Benefit" shall mean the amount equal to that percentage of the Participant's Normal Retirement Benefit determined by subtracting from one hundred percent (100%) the aggregate of 6.67% for each year (prorated over any partial year based on completed months of service) between the Participant's retirement date and the date on which the Participant would reach age sixty (60). If a Participant retires prior to age sixty (60) but does not begin receiving benefits under this Plan until he or she is at least age sixty (60), there shall be no reduction in the Participant's Normal Retirement Benefit. For purposes of determining the amount of the Normal Retirement Benefit or the Reduced Retirement Benefit, as the case may be, for a Participant who retires after August 1, 1996, and prior to age sixty-five (65), each of the offset amounts under paragraphs (i), (ii) and (iii) of Section 4.1(b) shall be calculated by: (i) determining the value of the projected amount such Participant would receive if he or she began receiving the benefits described in such paragraphs beginning on the earliest date such benefits become payable and (ii) converting this amount to an actuarially equivalent (determined in accordance with Section 5.3) single life annuity beginning on the date such Participant begins receiving benefits under this Plan.

          (b) If a Participant retires prior to his or her Early Retirement Date, the Participant shall be entitled to receive any of his or her Normal Retirement Benefit which is then Vested. Such Normal Retirement Benefit shall be payable, at the election of the Participant pursuant to Section 4.3 (or, if the Participant has not made an election, at the election of the

Committee), as follows: (1) beginning at the time the Participant becomes age fifty-five (55) (or at Participant's current age if he is age fifty-five (55) or older), with a Reduced Retirement Benefit determined as provided in subparagraph
(a) above, or (2) beginning at the time the Participant becomes age sixty (60), with no reduction in the Normal Retirement Benefit, or (3) if Participant is under fifty-five (55) years of age when he or she retires, as a single lump sum payment at the time of retirement equal to the present value of his or her Normal Retirement Benefit, determined using the actuarial equivalent, as defined in Section 5.3.

     4.3  Elections Related to Early Retirement.
          -------------------------------------

          For a Participant retiring after his Early Retirement Date but prior to his Normal Retirement Date pursuant to Section 4.2(a), he may elect, by a written election delivered to the Corporate Secretary of the Company at least thirty (30) days prior to his retirement, whether he wishes to receive: (1) a Reduced Retirement Benefit which will begin being paid immediately pursuant to the payment terms of Article V (not applicable if Participant is age sixty (60) or older), or (2) a Normal Retirement Benefit that will not begin being paid until age sixty (60) (or his current age if he is age sixty (60) or older). For a Participant retiring prior to his Early Retirement Date pursuant to Section 4.2(b), he may elect, by a written election delivered to the Corporate Secretary of the Company at least thirty (30) days prior to his retirement, whether he wishes to receive: (1) a Reduced Retirement Benefit which will become payable, per the payment terms of Article V, at age fifty-five (55) (or his current age if he is age fifty-five (55) or older), or (2) a Normal Retirement Benefit which will become payable, per the payment terms of Article V, at age sixty (60), or
(3) if a Participant is under age fifty-five (55), the actuarial equivalent, determined in accordance with Section 5.3, of his Normal Retirement Benefit, paid as a lump sum payment. For each Participant electing either option (1) or option (2) above, such Participant may elect an optional form of payment under the terms of Section 5.4.

     4.4  Election to Receive Insurance Benefit.
          -------------------------------------

          In lieu of receiving all or a portion of the retirement benefits provided under this Plan, a Participant may elect to receive an insurance benefit on the terms and conditions established by the Committee, which terms and conditions shall be set forth in an insurance agreement executed by such Participant and the Company. In the event that a Participant elects to receive an insurance benefit and forfeit all or a portion of the retirement benefits provided under this Plan, none of the provisions of this Plan shall apply to the insurance benefit, but the provisions of this Plan will continue to apply to the portion, if any, of the Participant's retirement benefits which the Participant did not forfeit in exchange for the insurance benefit.

                                   ARTICLE V

                                FORM OF PAYMENT

     5.1  Normal Form of Payment.
          ----------------------

          Unless an optional form of payment is elected by the Participant in accordance

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with Section 5.4 (or by the Committee in accordance with Section 4.2 or Section
5.2 hereof), all retirement benefits payable pursuant to this Plan will be paid in the form of a single life annuity, payable monthly, for the life of the Participant. Except as otherwise provided in this Plan, the first monthly payment shall be made on the first day of the calendar month following the Participant's retirement date.

     5.2  Other Forms of Payment.
          ----------------------

          Each Participant may elect, pursuant to Section 5.4, to receive payment of his retirement benefits via one of the following optional forms of payment, rather than via the form of payment described in Section 5.1:

          (a) A one hundred percent (100%) joint and survivor annuity, pursuant to which an annuity is payable for the life of the Participant with a survivor's annuity for the life of the Participant's spouse, which annuity is equal to one hundred percent (100%) of the amount of the annuity payable during the joint lives of the Participant and his or her spouse.

          (b) A fifty percent (50%) joint and survivor annuity, pursuant to which an annuity is payable for the life of the Participant with a survivor's annuity for the life of the Participant's spouse, which annuity is equal to fifty percent (50%) of the amount of the annuity payable during the joint lives of the Participant and his or her spouse.

          (c) A ten (10) year certain installment payment, pursuant to which a fixed monthly benefit is payable to the Participant for the lesser of ten (10) years or the life of the Participant, with the continuation of the same benefit to the Participant's designated beneficiary for any remaining portion of the ten
(10) year certain period if the Participant dies prior to the end of such period.

          (d) A five (5) year certain installment payment, pursuant to which a fixed monthly benefit is payable to the Participant for the lesser of five (5) years or the life of the Participant, with the continuation of the same benefit to the Participant's designated beneficiary for any remaining portion of the five (5) year certain period if the Participant dies prior to the end of such period.

          (e) A single lump sum payment.

          If a Participant does not make a timely election to receive payment of his retirement benefits via one of the optional forms of payment described in Subsections (a) through (e) above, the Committee may elect one of the above-described optional forms of payment for such Participant, but only with his written consent.

     5.3  Actuarial Equivalent.
          --------------------

          Any optional form of payment described in Section 5.2 shall be the actuarial equivalent of the normal form of payment specified in Section 5.1 hereof. All determinations of actuarial equivalency will be based on the 1983 Unloaded Group Annuity Mortality Table weighted fifty percent (50%) male and an interest rate of eight percent (8.0%). The lump sum amount will equal the present value of future payments under this Plan, assuming payment of benefits commenced immediately (or age fifty-five (55) for a Vested termination on or before the Participant's 55th birthday).

     5.4  Election of Form of Payment.
          ----------------------------

          If a Participant does not make a written election to the contrary at least thirty (30) days prior to his retirement, such Participant's retirement benefits under this Plan shall be payable in the form of a single life annuity, paid pursuant to the terms of Section 5.1, unless the Committee (with the consent of such Participant) elects to pay the retirement benefits pursuant to one of the other forms of payment set forth in Section 5.2. If a Participant makes a written election at least thirty (30) days prior to his retirement, he may elect one of the forms of payment described in Sections 5.2(a) through 5.2(e), and the Committee must comply with such payment election. Participant may modify his election at any time by making another written election, provided such written election is received by the Company's Corporate Secretary at least thirty (30) days prior to his retirement. For a written election to be validly made, Participant must deliver such a written election to the Corporate Secretary of the Company and such election shall be deemed made on the date on which the Corporate Secretary receives it.

                                  ARTICLE VI

                                SPOUSAL BENEFIT

     In the event a Participant who is Vested shall die while actively employed, or after his or her Early Retirement Date but prior to the commencement of payment of retirement benefits, the Participant shall be deemed to have retired for purposes of this Plan on the later of (i) the day immediately preceding his or her death, or (ii) the first day of the first calendar month thereafter in which the Participant would have attained age fifty-five (55), and the Participant's surviving spouse, if any, shall be entitled to a benefit equal to fifty percent (50%) of the retirement benefit the Participant would have received if he or she had actually retired on such deemed retirement date. Such benefit shall be payable in the form of a single life annuity for the life of the surviving spouse.

                                  ARTICLE VII

                                  DISABILITY

     In the event a Participant becomes disabled and is eligible for benefits under the Scientific-Atlanta, Inc. Long Term Disability Plan, such Participant shall continue to receive credit, for Vesting purposes only, toward the Participant's years of Continuous Service during the period of such disability.

                                 ARTICLE VIII

                               CHANGE IN CONTROL

     8.1  Immediate Vesting and Continued Vesting.
          ---------------------------------------

          In the event of a Change in Control of the Company, a Participant shall be immediately Vested in his Accrued Benefits hereunder as of the date of such Change in Control. Participant also shall be automatically vested in any Accrued Benefits that are accrued after a Change in Control, regardless of the terms of Section 3.3.

     8.2  Termination Following Change in Control.
          ---------------------------------------

          If a Participant's employment with the Company is terminated by the Company or by the Participant following a Change in Control for any reason other than Cause, the Participant shall receive retirement benefits in accordance with the terms of Articles III, IV and V of this Plan.

     8.3  Continuation of the Plan
          ------------------------

          For a period of two (2) years following a Change in Control, the Plan shall not be terminated or amended in any way nor shall the manner in which the Plan is administered be changed in a way that adversely affects the level of retirement benefits received by a Participant under the Plan.

     8.4  Definition of Change in Control.
          -------------------------------

          For purposes of this Plan, a Change in Control shall mean any of the following events:

          (a) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"); provided, however, that
                                                         --------  -------
for purposes of this Section 8.4, the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

          (b) The individuals who are members of the Incumbent Board (as defined below) cease for any reason to constitute at least two-thirds (2/3) of the Board. The "Incumbent Board" shall include the individuals who as of August 20, 1990, are members of the Board and any individual becoming a director subsequent to August 20, 1990, whose election, or nomination for election, by the Company stockholders was approved by a vote of at least two-
thirds (2/3) of the directors then comprising the Incumbent Board; provided,
                                                                   --------
however, that any individual who is not a member of the Incumbent Board at the
-------
time he or she becomes a member of the Board shall become a member of the Incumbent Board upon the completion of two (2) full years as a member of the board; provided, further, however, that notwithstanding the foregoing, no
       --------  -------  -------
individual shall be considered a member of the Incumbent Board if such individual initially assumed office (i) as a result of either an actual or threatened "election contest" (within the meaning of Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") or
(ii) with the approval of the other Board members, but by reason of any agreement intended to avoid or settle a Proxy Contest; or

          (c) Approval by stockholders of the Company of (i) a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than eight percent (80%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (ii) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

          Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty percent (20%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

          Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company, which acquisition, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if, after a Change in Control would occur (but for the
        --------
operation of this sentence) as a result of such acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities, which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

                                  ARTICLE IX

                              PLAN ADMINISTRATION

     9.1  Committee.
          ---------

          This Plan and all matters related to it shall be administered by the Committee. The Committee shall have the authority to interpret the provisions of this Plan and to resolve all questions arising in the administration, interpretation and application of this Plan. Any such determination by the Committee shall be conclusive and binding on all persons.

     9.2  Claim Procedures.
          ----------------

          Any Participant claiming a benefit, or requesting an interpretation, any information, or a ruling under this Plan, shall present the request, in writing, to the Committee, which shall respond in writing within thirty (30) days from the date on which it receives the claim or request.

                                   ARTICLE X

                                 MISCELLANEOUS

     10.1  Termination or Amendment of the Plan.
           ------------------------------------

           Except as provided in Section 8.3 hereof, the Committee may, at any time and from time to time, modify, amend, suspend or terminate the Plan in any respect; provided, however, that any modification, amendment, suspension, or
         --------  -------
termination of the Plan shall not reduce or otherwise adversely affect any Participant's Vested rights under any terms, provisions or conditions of the Plan on the date of any modification, amendment, suspension or termination, without the consent of the Participant.

     10.2  Non-Assignability.
           -----------------

           No benefit payable pursuant to this Plan, nor any other right under this Plan, shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void and shall not be recognized or given effect by the Company.

     10.3  No Right to Employment.
           ----------------------

           Nothing in the Plan shall confer upon any Participant the right to continue in the employment of the Company nor does participating in the Plan obligate the Participant to continue in the employ of the Company.

     10.4  Effective Date.
           --------------

           The Plan became effective on June 21, 1993, and Participants may be designated at any time on and after that date.


     10.5  Governing Law.
           -------------

           This Plan is made in accordance with and shall be governed in all respects by the laws of the state of Georgia, to the extent not preempted by federal law.


           The Company has caused the following officers to execute this Plan to evidence that this Plan, as amended and restated by the Board on June 14, 2000, accurately reflects the Plan approved by the Board.

                                             Scientific-Atlanta, Inc.


                                             By: /s/ Brian C. Koenig
                                                 -------------------------------
                                                 Brian C. Koenig
                                                 Senior Vice President-
                                                 Human Resources


                                             By: /s/ William E. Eason, Jr.
                                                 -------------------------------
                                                 William E. Eason, Jr.
                                                 Senior Vice President,
                                                 General Counsel &
                                                 Corporate Secretary